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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - March 2, 2004
                                                           -------------


                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       1-10458                 36-3154608
         --------                       -------                 ----------
State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

275 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                                11747
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
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ITEM 9. REGULATION FD DISCLOSURE

         North Fork Bancorporation, Inc. issued a press release today (See
Exhibit 99.1) announcing that it will be presenting at the Keefe, Bruyette & Woods, Inc., Eastern Regional Bank Symposium in Boston on WEDNESDAY, MARCH 3 AT 9:45 A.M. (ET).

         Keefe, Bruyette & Woods is scheduled to audio-webcast North Fork's presentation live during the conference. The webcast will be available on North Fork's website at http://www.northforkbank.com click on KBW BANK SYMPOSIUM - MARCH 3, 2004. A printable version of the presentation slideshow will also be available on the website.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 2, 2004



NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
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Daniel M. Healy
Executive Vice President
Chief Financial Officer







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